Non Cash Investing & Financing Transactions	12 Months Ended
Dec. 31, 2018
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Non Cash Investing & Financing Transactions

NOTE 26—NON-CASH INVESTING & FINANCING TRANSACTIONS

Property, plant and equipment acquired through finance leases amounted respectively to €28 million, €17 million and €16 million for the years ended December 31, 2018, 2017 and 2016 respectively. These leases are excluded from Statement of Cash Flow as they are non-cash investing transactions.

Fair values of Performance based restricted Shares Units and Restricted Share Units vested during the period amounted to €8 million, €1 million and €4 million for the years ended December 31, 2018, 2017 and 2016 respectively. They are excluded from the Statement of Cash flows as non-cash financing activities.